Exhibit 99.2

Vista Outdoor Announces Plan to Separate its Outdoor Products and Sporting Products Segments
Into Two Independent, Publicly-Traded Companies

Creates Two Market-Leading, Highly-Focused Companies

Chris Metz to Continue as CEO of Vista Outdoor Until Separation; Following Separation Will be Appointed CEO of Outdoor Products

Jason Vanderbrink to Continue to Lead Sporting Products and to be Appointed CEO Following Separation

Separation Expected to be Completed in Calendar Year 2023

Separately Announced Q4 and FY 2022 Financial Results; Company to Host Conference Call
at 9:00 a.m. ET

ANOKA, Minn., May 5, 2022—Vista Outdoor Inc. (“Vista”, the “Company” or “we”) (NYSE: VSTO) today announced that its Board of Directors has unanimously approved a plan to separate its Outdoor Products and Sporting Products segments into two independent, publicly-traded companies. The Company expects to create these companies through a tax-free spin-off of its Outdoor Products segment to Vista Outdoor shareholders. Following the separation, the Company’s Outdoor Products segment will be an industry-leading platform of outdoor brands including CamelBak, Bell, Giro, Camp Chef, Bushnell, Bushnell Golf, Foresight Sports, Stone Glacier and QuietKat. As an independent company, Sporting Products will continue to focus on ammunition categories through its renowned brands including Federal, Remington, CCI, Speer, Estate Cartridge and HEVI-Shot.

Compelling Strategic Benefits

The separation is expected to create a number of compelling benefits, including:

●	Enhanced strategic focus with supporting resources: Enhanced strategic focus with resources to support each company’s specific operational needs and growth drivers.
●	Tailored capital allocation priorities: Tailored capital allocation philosophies that are better suited to support each company’s distinctive business model and long-term goals.
●	Strengthened ability to attract and retain top talent: Enhanced ability to attract and retain top talent that is ideally suited to execute each company’s strategic and operational objectives.
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Compelling value for shareholders: Differentiated and compelling investment opportunity based on each company’s particular business model. Vista Outdoor anticipates that, as separate, independent companies, Outdoor Products and Sporting Products will each be better positioned to be more appropriately valued by the market.

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Expanded strategic opportunities: Improved focus will allow Outdoor Products to further cement its reputation as the acquirer of choice through continued M&A in the outdoor recreation products marketplace and enable Sporting Products to secure attractive partnerships with other manufacturers.

“Over the past few years, we’ve made significant progress executing on our strategy to grow our leading portfolio of brands, driving operational efficiencies and delivering value to our shareholders,” said Chris Metz, Chief Executive Officer of Vista Outdoor. “As a result of our efforts, we have built strong businesses that are well-positioned for continued growth and success as independent companies. As a result of the separation, our Outdoor Products and Sporting Products businesses will have resources, management teams and capital allocation priorities tailored to their respective strategic goals. We are confident that this increased focus will better allow each company to deliver long-term value for its shareholders, employees, customers and other stakeholders. The Centers of Excellence we have built will reside within the Outdoor Products business and continue to provide meaningful industry differentiation.”

“Following a thorough assessment of Vista Outdoor’s businesses, operations and value creation opportunities, the Board determined that a spin-off of its Outdoor Products business would unlock significant value,” said Michael Callahan, Chairman of the Board of Directors. “We are committed to working together through this transformative process to ensure that each company is optimized with the right teams and resources in place so that it can continue to deliver innovative, quality products that enhance outdoor experiences and create value for its shareholders.”

Outdoor Products to Expand its Industry-Leading, Diversified Platform of Iconic Outdoor Brands

Following the separation, Outdoor Products (to be renamed at a later date) will be an industry-leading, diversified platform of iconic outdoor brands, including CamelBak, Bell, Giro, Camp Chef, Bushnell, Bushnell Golf, Foresight Sports, Stone Glacier and QuietKat, among others. With its portfolio of brands, deep customer relationships, operational expertise and shared financial resources, Outdoor Products will immediately be a leading provider of products for outdoor enthusiasts around the globe. Outdoor Products will serve consumers in a diverse and fast-growing set of categories, representing an estimated $30 billion domestic market in its core and immediately adjacent end markets, with an estimated total global addressable market in excess of $100 billion. Outdoor Products will be led by a dedicated management team that will be better positioned to focus on capturing value in distribution channels, supply chain management and logistics. Outdoor Products’ capital allocation strategy will prioritize growth through the strategic acquisition of complementary outdoor businesses, as well as reinvestment in organic growth through new product development, marketing and expanded e-commerce and international sales.

Outdoor Products will be led by Chris Metz as Chief Executive Officer and Sudhanshu Priyadarshi as Chief Financial Officer following completion of the separation. The other members of the Outdoor Products leadership team will be announced at a later date. Outdoor Products will be headquartered in Bozeman, Montana.

Sporting Products to Continue as the World’s Leading Manufacturer of Ammunition

Following the spin-off, Sporting Products (to be renamed at a later date) will continue to be the world’s leading manufacturer of ammunition. Its brands, which include Federal, Remington, CCI, Speer, Estate Cartridge and HEVI-Shot, are beloved by hunters, recreational shooters and law enforcement around the world.  Sporting Products will continue to drive growth, operational efficiencies and cash flow by leveraging its unmatched operational expertise, scale, and customer relationships. Sporting Products’ capital allocation strategy will prioritize using its strong cash flow for returning capital to shareholders. With its leading portfolio of ammunition brands and four domestic manufacturing facilities, Sporting Products will be well-positioned to continue meeting increased demand from its growing and increasingly diverse consumer base and greater hunting participation.

Jason Vanderbrink, who is currently President of Sporting Products, will be appointed Chief Executive Officer following completion of the separation. The other members of the Sporting Products leadership team will be announced at a later date. Sporting Products will continue to be headquartered in Anoka, Minnesota.

Details of the Spin-Off

Vista Outdoor anticipates that the transaction will be in the form of a distribution to its shareholders of 100% of the stock of Outdoor Products, which will become a new, independent publicly traded company. The distribution is intended to be tax-free to U.S. shareholders for U.S. federal income tax purposes.

Vista Outdoor currently expects the transaction will be completed in calendar year 2023, subject to final approval by the Company’s Board of Directors, a Form 10 registration statement being declared effective by the U.S. Securities and Exchange Commission, regulatory approvals and satisfaction of other conditions. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed.

Advisors

Morgan Stanley & Co. LLC is acting as sole financial advisor and Cravath, Swaine & Moore LLP is acting as legal advisor to the Company.

Conference Call and Webcast Information

Vista Outdoor separately reported its fourth quarter and fiscal year 2022 financial results. The Company has posted an investor presentation to its website and will host a conference call at 9:00 am ET to discuss the results and today’s announcement.

The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast and view and/or download the press releases via Vista Outdoor’s website (www.vistaoutdoor.com). Choose “Investors” then “Events and Presentations”. For those who cannot participate in the live webcast, a telephone recording of the conference call will be available until June 2, 2022. The telephone number is 1-866-813-9403, and the confirmation code is 652135.

Forward Looking Statements

Certain statements in this press release and other oral and written statements made by Vista Outdoor Inc. (“Vista Outdoor”, “we”, “us” or “our”) from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor’s intent to separate our Outdoor Products and Sporting Products segments and Vista Outdoor’s preliminary strategic, operational and financial considerations related thereto; Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words ‘believe’, ‘expect’, ‘anticipate’, ‘intend’, ‘aim’, ‘should’ and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from expectations described in such forward-looking statements, including the following: risks related to the separation of our Outdoor Products and Sporting Products segments, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business and that the transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on Vista Outdoor’s operations, the operations of our customers and suppliers and general economic conditions; general economic and business conditions in the United States and Vista Outdoor’s other markets outside the United States, including conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers; Vista Outdoor’s ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor’s ability to obtain acceptable third party licenses; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; Vista Outdoor’s ability to maintain and enhance brand recognition and reputation; others’ use of social media to disseminate negative commentary about us and boycotts; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor’s operating costs; Vista Outdoor’s competitive environment; risks associated with diversification into new international and commercial markets including regulatory compliance; changes in the current tariff structures; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor’s business, such as federal and state ammunition regulations; Vista Outdoor’s ability to realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor’s ability to execute our strategic transformation plan, including our ability to realize expected benefits from the successful divestiture of non-core brands and profitability improvement initiatives; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. You are cautioned not to place undue reliance on any forward-looking statements we make. Vista Outdoor undertakes no obligation to update any forward-looking statements except as otherwise required by law. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor’s filings with the U.S. Securities and Exchange Commission.

About Vista Outdoor

Vista Outdoor (NYSE: VSTO) is the parent company of more than three dozen renowned brands that design, manufacture and market sporting and outdoor products. We serve a broad and diverse range of consumers around the globe, including outdoor enthusiasts, golfers, cyclists, backyard grillers, campers, hunters, recreational shooters, athletes, as well as law enforcement and military professionals. Our reporting segments, Outdoor Products and Sporting Products, provide these consumers with a wide range of performance-driven, high-quality and innovative outdoor and sporting products. Our operating model leverages shared resources across brands to achieve levels of excellence and performance that would be out of reach for any one brand on its own. Brands include Remington Ammunition, Bushnell, CamelBak, Bushnell Golf, Foresight Sports, Fiber Energy Products, Bell Helmets, Camp Chef, Giro, QuietKat, Stone Glacier, Federal Ammunition and more. Vista Outdoor products are sold at leading retailers and distributors across North America and worldwide. For news and information, visit our website at www.vistaoutdoor.com.

IR Contact:
Shelly Hubbard
Phone: 612-518-5406
E-mail: investor.relations@vistaoutdoor.com

Media Contact:
Eric Smith
Phone: 901-573-9156
E-mail: media.relations@vistaoutdoor.com